EXHIBIT 23B


                       CONSENT OF INDEPENDENT ACCOUNTANTS


   We consent to the use of our reports incorporated herein by reference.






                                 KPMG Peat Marwick LLP
                                 Certified Public Accountants

   Jacksonville, Florida

   April 11, 1997